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                                                                 EXHIBIT 4(a)


Microfilm Number  9936-851    Filed with the Department of State on May 10 1999
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Entity Number  2876437                /s/     [Illegible]
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                                      Secretary of the Commonwealth


                      CERTIFICATE OF LIMITED PARTNERSHIP
                            DSCB: 15-8511 (Rev 90)


         In compliance with the requirements of 15 Pa.C.S. Section 8511 (relating to certificate of limited partnership), the undersigned desiring to form a limited partnership, hereby certifies that:


1.  The name of the limited partnership is:  ATLAS-ENERGY FOR THE
NINETIES-PUBLIC #8 LTD.
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2.  The (a) address of this limited partnership's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

    (a) 311 ROUSER ROAD,     MOON TOWNSHIP     PA       15108   ALLEGHENY
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        Number and Street    City             State     Zip      County

    (b) c/o   N/A
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                Number of Commercial Registered Office Provider         County


    For a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the limited partnership is located for venue and official publication purposes.

3. The name and business address of each general partner of the partnership is:


       NAME                                     ADDRESS
       ----                                     -------
ATLAS RESOURCES, INC.       311 ROUSER ROAD, MOON TOWNSHIP, PENNSYLVANIA 15108

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4. (Check, and if appropriate complete, one of the following):

 X The formation of the limited partnership shall be effective upon filing --- this Certificate of Limited Partnership in the Department of State.

    The formation of the limited partnership shall be effective on:
---
-------- at -------
  Date       Hour

    IN TESTIMONY WHEREOF, the undersigned general partner(s) of the limited partnership has (have) executed this Certificate of Limited Partnership this 6th day of MAY, 1999.


                                  /s/ J R. O'Mara
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    (Signature)                          (Signature)
                                 J.R. O'MARA, PRESIDENT & CEO